UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2009

BLUEGATE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)
000-22711	76-0640970
(Commission File Number)	(IRS Employer Identification No.)

701 North Post Oak, Road, Suite 600, Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including area code: (713) 686-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors

Effective July 29, 2009, Charles Leibold will become a Director as a result of: (A) the June 12, 2009 written consent of a majority of our shareholders; (B) the June 22, 2009 filing of a Preliminary Information Statement; (C) the July 8, 2009 filing of a Definitive Information Statement; and, (D) the July 9, 2009 mailing of the Definitive Information Statement to our shareholders.  The Definitive Information Statement had a record date of June 25, 2009.

Mr. Leibold remains our Chief Financial Officer and Principal Accounting Officer.  Mr. Leibold’s biographical information and other information about him are contained in our previous filings.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEGATE CORPORATION
(signed) _________________________
July 15, 2009	/s/ Charles E. Leibold
Charles E. Leibold, Director,
Principal Accounting Officer and
Chief Accounting Officer